UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 23, 2006

SUMMIT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-11986	75-1694807

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 336-6817

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.          Results of Operations and Financial Conditions.

          On January 23, 2006, Summit Bancshares, Inc. (“Summit Bancshares”) issued a press release announcing its earnings for the fourth quarter of 2005.  A copy of Summit Bancshares’ press release is attached hereto as Exhibit 99.1.  The press release is incorporated by reference into this Item 2.02 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7.01.          Regulation FD Disclosure

          See Item 2.02

ITEM 9.01.          Financial Statements and Exhibits

          (c)               Exhibits

                              The following exhibits are furnished with this Form 8-K.

                              99.1     Press Release dated January 23, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT BANCSHARES, INC.

DATE: January 23, 2006	By:	/s/ Bob G. Scott

Bob G. Scott, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 23, 2006